Supplement dated March 11, 2014

to the Prospectus and

Statement of Additional Information dated May 1, 2013 for each of:

•     MassMutual Artistry

•    MassMutual EvolutionSM

•     MassMutual Transitions SelectSM

This supplement provides important updates to the investment choices available through your contract. Please read it carefully and keep it with your current prospectus.

The MML China Fund to be Merged into The MML Foreign Fund April 28, 2014

1)	Effective April 25, 2014, at the close of the New York Stock Exchange:

a)	the MML China Fund will be merged into the MML Foreign Fund;
b)	the MML China Fund will no longer be available as an investment choice in your contract; and
c)	we will transfer any contract value allocated to the MML China Fund into the MML Foreign Fund.

If, due to the merger, we transfer any of your contract value into the MML Foreign Fund available through your contract, such transfer will not count towards the number of transfers allowed per contract year, will not count towards transfer limits imposed by our market timing policies and will not be subject to a transfer charge. This will also apply to any transfers you make out of the MML China Fund between now and April 25, 2014.

If you submit any transaction requests (in good order) before the New York Stock Exchange closes on April 25, 2014, we will process those requests prior to the merger.

2)	As a result of the merger:

i)	If your current purchase payment instructions direct us to allocate a portion or all of a purchase payment to the MML China Fund, we will change the allocations to the MML Foreign Fund.

ii)	If your contract is currently providing variable annuity payments and you have a current election of the MML China Fund, we will change those elections to the MML Foreign Fund.

iii)	If your current automatic program instructions direct us to utilize the MML China Fund in the Dollar Cost Averaging Program, we will replace that fund with the MML Foreign Fund and continue the program. However, if the merger causes a “transfer to” fund to be identical to the “transfer from” fund, we will terminate the program. (You may re-elect the Dollar Cost Averaging Program by contacting our Service Center.)

iv)	If your current automatic program instructions direct us to utilize the MML China Fund in any automatic program other than the Dollar Cost Averaging Program, we will replace that fund with the MML Foreign Fund and continue the automatic program.

Automatic programs include the Automatic Investment Plan, the Automatic Rebalancing Program, the Dollar Cost Averaging Program, the Interest Sweep Option, the Systematic Withdrawal Program and transfers from a DCA Fixed Account. All programs are not available in all contracts.

Change to Fund Adviser

Effective April 1, 2014, MML Investment Advisers, LLC (“MML Advisers”) will replace Massachusetts Mutual Life Insurance Company (“MassMutual”) as the investment adviser for funds offered through the MML Series Investment Fund and MML Series Investment Fund II. MML Advisers, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.

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Fund Trust Reorganization

Effective April 30, 2014, the Oppenheimer International Growth Fund/VA, a series of the Panorama Series Fund, will become a part of the Oppenheimer Variable Account Funds.

The Board of Trustees of both series made this decision solely to gain operational efficiencies that result from having all of the variable account funds under a single corporate entity. The investment objective, investment policies, restrictions, fees, service providers and share class structure of the Oppenheimer International Growth Fund/VA will not change due to this reorganization.

Any transfers you make out of the Oppenheimer International Growth Fund/VA between now and the reorganization, will not be subject to a transfer charge, will not count towards the number of transfers allowed per year and will not count towards transfer limits imposed by our market timing policies. (Note: some contracts and policies are not subject to limits on the number of transfers per year and/or transfer fees.)

Change to Principal Underwriter

Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) will replace MML Distributors, LLC (MML Distributors) as one of the two principal underwriters of the contracts/policies. MSD will be the principal underwriter for the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD. Current distribution agreements between broker-dealers and MML Distributors will be amended to reflect this principal underwriter change.

MSD is (1) a subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual); (2) registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934; and (3) a member of the Financial Industry Regulatory Authority.

MML Investors Services, LLC remains the principal underwriter of the contracts/policies sold by its registered representatives.

There are no other changes being made at this time.

If you have questions about this supplement or other product questions, you may contact the MassMutual Customer Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time, or by visiting us online at www.massmutual.com/contactus.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting Customer Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time.

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